PROPERTY AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2021
Property Plant And Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
4.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	As of September 30,
	2020	2021
Cost:
Buildings	40,167	40,167
Leasehold improvements	230,473	-
Furniture, fixtures and equipment used in apartments	108,914	-
Vehicle	3,043	3,043
Office furniture, fixtures and equipment	20,504	20,456
	403,101	63,666
Construction in progress	73,054	—
Less: Accumulated depreciation	(118,133)	(24,726)
	358,022	38,940

In December 2019, the Group acquired from a third party certain rental assets with fair value of RMB 22,540. The consideration was 7,662,060 shares of the Group’s Class A ordinary shares. As of September 30, 2021, the share consideration was paid and was in the account of “additional paid-in capital”.

During the year ended September 30, 2021, the Group sold the buildings under construction in progress through judicial sales for proceeds of RMB 100,300. The Court assisted the Group to sell the building under construction and collected the proceeds on behalf of the Group. As of September 30, 2021, the Court has not allocated the proceeds to creditors and the Group recorded the proceeds as “Receivable from sales of buildings under construction” in other current assets (See Note 3, Other current assets).

Upon the Group terminated cooperation with a rental service company during April 2021 through August 2021, the Group expected it would not receive any cash flow from leasehold improvements and furniture, fixtures and equipment used in apartments under capital lease and other financing arrangements (See Note 2 – Summary of Principal Accounting Policies - Capital lease and other financing arrangement). Accordingly, the Group accrued full impairment against leasehold improvements and furniture, fixtures and equipment used in apartments.

Depreciation expenses were RMB214,192, RMB187,092 and RMB 20,039 for the years ended September 30, 2019, 2020 and 2021, respectively. Impairment loss against property and equipment were RMB 46,213, RMB 313,354 and RMB 199,575 for the years ended September 30, 2019, 2020 and 2021, respectively.

For the years ended September 30, 2020 and 2021, the Group disposed of certain property and equipment, including leasehold improvements, furniture, fixtures and equipment used in apartments, and office furniture, fixtures and equipment, at no consideration. On the disposal date, the disposed property and equipment were comprised of the following. In September 30, 2021, the Group sold buildings under construction with original cost of RMB 81,431 through judicial sale for the proceeds of RMB 100,300. For the years ended September 30, 2020 and 2021, the Group recognized net loss from disposal from property and equipment of RMB 454,224 and RMB 19,448, respectively.

	As of September 30,
	2020	2021
Cost:
Leasehold improvements	620,354	45,548
Furniture, fixtures and equipment used in apartments	253,205	22,830
Office furniture, fixtures and equipment	500	50
	874,059	68,428
Less: Accumulated depreciation	(419,835)	(42,012)
	454,224	26,416